Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Rex D. Adams

Rex D. Adams

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ John J. Burns, Jr.

John J. Burns, Jr.

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Dan R. Carmichael

Dan R. Carmichael

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Thomas S. Johnson

Thomas S. Johnson

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Allan P. Kirby, Jr.

Allan P. Kirby, Jr.

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ F.M. Kirby

F.M. Kirby

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Jefferson W. Kirby

Jefferson W. Kirby

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ William K. Lavin

William K. Lavin

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ James F. Will

James F. Will

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints F.M. Kirby, Weston M. Hicks and Robert M. Hart, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to the registration by Alleghany Corporation (the “Company”) of securities of the Company pursuant to a Registration Statement on Form S-3 and any and all amendments and supplements thereto, including, without limitation, any and all registration statements registering additional securities under Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming that all said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 23rd day of May, 2006.

/s/ Raymond L.M. Wong

Raymond L.M. Wong